UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2012

The Mint Leasing, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52051	87-0579824
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

323 N. Loop West
Houston, Texas 77008
 (Address of principal executive offices)

(713) 665-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

As described below in Item 7.01, The Mint Leasing, Inc. (the “Company”, “we” or “us”) has prepared draft consolidating operating statements for the quarter ended March 31, 2012 and month ended March 31, 2012, as well as a draft balance sheet as of March 31, 2012  which it plans to present to third parties.  The draft financial statements are attached hereto as Exhibit 99.1 to this Form 8-K.

The draft financial statements have not been audited or reviewed by the Company’s independent auditing firm. Such draft was provided for informational purposes only and such information may be materially different (e.g., revenues, expenses, gross profit, and net income as well as other figures). As such, investors are cautioned not to put undue influence on such information, which likely will be materially different from the Company’s final unaudited financial statements for the quarter ended March 31, 2012.  As such, investors are cautioned not to put undue reliance on such information.

The information contained in this Item 2.02, including the related information set forth which is attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

ITEM 7.01 REGULATION FD DISCLOSURE.

The Company has prepared draft financial statements which it plans to present to third parties, which information includes unaudited and non-reviewed internally prepared draft balance sheet information as of March 31, 2012, and unaudited and non-reviewed internally prepared income statements for the month ended March 31, 2012 and the quarter ended March 31, 2012.  A copy of such unaudited and non-reviewed financial statements are being furnished as Exhibit 99.1 to this Form 8-K.

The draft financial statements have not been audited or reviewed by the Company’s independent auditing firm. Such draft financial statements were provided for informational purposes only and such information may be materially different from the Company’s unaudited financial statements for the quarter ended March 31, 2012 and/or other information as filed in connection with the Company’s upcoming Quarterly Report on Form 10-Q. As such, investors are cautioned not to put undue influence on such information.

The information contained in this Item 7.01, including the related information set forth in the draft financial statements attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing. By including this Item 7.01 disclosure in the filing of this Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

99.1*	Draft Financial Statements

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MINT LEASING, INC.

Date: April 24, 2012	By: /s/ Jerry Parish
Jerry Parish President & CEO

 EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1*	Draft Financial Statements

* Filed herewith